UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 20, 2022

Assure Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-40785	82-2726719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7887 East Belleview Avenue, Suite 500 Denver, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 720-287-3093

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IONM	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 20, 2022, Assure Holdings Corp. (the “Company”) became aware of the filing of a Form 144 with the United States Securities and Exchange Commission by Mr. Preston Parsons, a current large stockholder of the Company and a former director and executive officer of the Company. The Company had not reviewed the Form 144 filed by Mr. Parsons prior to it being filed with the Commission. The Company notes on review that the Form 144 may be deficient in that it fails to name the broker(s) that will be conducting the Rule 144 compliant sales on behalf of Mr. Parsons. Per Rule 144, the Company notes that Mr. Parsons is limited to selling in any three-month period of time the greater of (i) 1% of the Company’s issued and outstanding shares of common stock (currently being 185,126 shares) or (ii) the average reported weekly trading volume in the Company’s shares of common stock during the four calendar weeks preceding the filing of the Form 144 (being 512,400 shares on December 20, 2022). Further, the Company notes that removal of the restrictive legend on the “restricted” shares held by Mr. Parsons will require the delivery to the Company and its transfer agent of the proper Rule 144 certifications from Mr. Parsons and his broker(s) and a legal opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company and its transfer agent. The Form 144 does not indicate that a sale of the shares thereunder has occurred, but the person filing the Form 144 must have a bona fide intention to sell the shares referred to in the notice within a reasonable time after the filing and in any event within three months of the filing of the Form 144.

Item 9.01  Exhibits

Exhibit No.	Name
104	Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101).

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURE HOLDINGS CORP.

Date: December 21, 2022	By:	/s/ John Price
	Name:	John Price
	Title:	Chief Financial Officer